EXHIBIT 23(A)

                        CONSENT OF INDEPENDENT AUDITORS

            We consent to the incorporation by reference of (i) our report dated March 8, 1996, with respect to the consolidated financial statements and schedule of Cablevision Industries Corporation and Subsidiaries ("Cablevision") included in Cablevision's Annual Report on Form 10-K for the year ended December 31, 1995, and (ii) our reports dated July 28, 1995, with respect to the financial statements of Newhouse Broadcasting Cable Division of Newhouse Broadcasting Corporation and Subsidiaries and Vision Cable Division of Vision Cable Communications Inc. and Subsidiaries included in the Current Report on Form 8-K of Time Warner Inc. ("Time Warner") dated August 14, 1995, incorporated by reference in the Current Report on Form 8-K of Time Warner dated March 22, 1996, in each of the following:

1. Post-Effective Amendment No. 2 to Registration Statements No. 33-11031 and No. 2-76753 on Form S-8;

2. Post-Effective Amendment No. 4 on Form S-3 to Registration Statement No.2-75960 on Form S-16 and Post-Effective Amendment No. 1 on Form S-3 to Registration Statement No. 33-58262 on Form S-3;

3.    Registration Statements No. 33-20883 and No. 33-35945 on Form S-8;

4. Post-Effective Amendment No. 8 to Registration Statements No. 2-62477 and No. 2-67216 on Form S-8;

5.    Registration Statements No. 33-37929 and No. 33-47152 on Form S-8;

6. Post-Effective Amendment No. 2 to Registration Statement No. 33-16507 on Form S-8 and Registration Statement No. 33-48381 on Form S-8;

7. Post-Effective Amendment No. 1 to Registration Statement No. 33-29247 on Form S-8;

8. Registration Statement No. 33-33076 (the Prospectus constituting a part thereof also applies to Registration Statements No. 33-29029 and No. 33-29030) on Form S-8;

9. Amendment No. 1 to Registration Statement No. 33-33043 on Form S-8 and Registration Statement No. 33-51471 on Form S-8;

10. Pre-Effective Amendment No. 1 to Registration Statement No. 33-29031 on Form S-3;

11.   Registration Statement No. 33-35317 on Form S-8;

12.   Registration Statements No. 33-40859 and No. 33-48382 on Form S-8;

13.   Registration Statement No. 33-47151 on Form S-8:

14. Post-Effective Amendment No. 2 to Registration Statement No. 33-57812 on Form S-3;

15.   Registration Statements No. 33-62774 and No. 33-51015 on Form S-8;

16. Post-Effective Amendment No. 1 to Registration Statement No. 33-50237 on Form S-3;
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17.   Registration  Statement No. 33-53213  on  Form  S-8  and  Post-Effective
      Amendment No. 1 to Registration Statement No. 33-57667 on Form S-8;

18.   Registration Statement No. 33-61497 on Form S-8;

19.   Amendment No. 1 to Registration Statement No. 33-61579 on Form S-3; and

20. Pre-Effective Amendment No. 2 to Registration Statement No. 33-62585 on Form S-3.


                                    Ernst & Young LLP

New York, New York
March 22, 1996

                                                                 EXHIBIT 23(B)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we  hereby  consent  to the incorporation by
reference  of   our  reports dated March 1, 1995, with respect  to  Cablevision
Industries Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in each of the following:

1. Post-Effective Amendment No. 2 to Registration Statements No. 33-11031 and No. 2-76753 on Form S-8;

2. Post-Effective Amendment No. 4 on Form S-3 to Registration Statement No. 2-75960 on Form S-16 and Post-Effective Amendment No. 1 on Form S-3 to Registration Statement No. 33-58262 on Form S-3;

3.    Registration Statements No. 33-20883 and No. 33-35945 on Form S-8;

4. Post-Effective Amendment No. 8 to Registration Statements No. 2-62477 and No. 2-67216 on Form S-8;

5.    Registration Statements No. 33-37929 and No. 33-47152 on Form S-8;

6. Post-Effective Amendment No. 2 to Registration Statement No. 33-16507 on Form S-8 and Registration Statement No. 33-48381 on Form S-8;

7. Post-Effective Amendment No. 1 to Registration Statement No. 33-29247 on Form S-8;

8. Registration Statement No. 33-33076 (the Prospectus constituting a part thereof also applies to Registration Statements No. 33-29029 and No. 33-29030) on Form S-8;

9. Amendment No. 1 to Registration Statement No. 33-33043 on Form S-8 and Registration Statement No. 33-51471 on Form S-8;

10. Pre-Effective Amendment No. 1 to Registration Statement No. 33-29031 on Form S-3;

11.   Registration Statement No. 33-35317 on Form S-8;

12.   Registration Statements No. 33-40859 and No. 33-48382 on Form S-8;

13.   Registration Statement No. 33-47151 on Form S-8;

14. Post-Effective Amendment No. 2 to Registration Statement No. 33-57812 on Form S-3;

15.   Registration Statement No. 33-62774 and No. 33-51015 on Form S-8;

16. Post-Effective Amendment No. 1 to Registration Statement No. 33-50237 on Form S-3;

17. Registration Statement No. 33-53213 on Form S-8 and Post-Effective Amendment No. 1 to Registration Statement No. 33-57667 on Form S-8;

18.   Registration Statement No. 33-61497 on Form S-8;
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19.   Amendment No. 1 to Registration Statement No. 33-61579 on Form S-3; and

20. Pre-Effective Amendment No. 2 to Registration Statement No. 33-62585 on Form S-3.

                                          ARTHUR ANDERSEN LLP


Stamford, Connecticut
  March 21, 1996

                                                                 EXHIBIT 23(C)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference of our report dated February 5, 1996, which appears on page 53 of Turner Broadcasting System, Inc.'s 1995 Annual Report to Shareholders, which is incorporated by reference in Turner Broadcasting System, Inc,'s Annual Report on Form 10-K for the year ended December 31, 1995 and which report has been incorporated by reference in the Current Report on Form 8-K of Time Warner Inc. dated March 22, 1996, in each of the following:

      1. Post-Effective Amendment No. 2 to Registration Statements No. 33-11031 and No. 2-76753 on Form S-8;

      2.    Post-Effective  Amendment  No.  4   on  Form  S-3  to  Registration
            Statement No. 2-75960 on Form S-16 and Post-Effective Amendment No. 1 on Form S-3 to Registration Statement No. 33-58262 on Form S-3;

      3.    Registration Statements No. 33-20883 and No. 33-35945 on Form S-8;

      4. Post-Effective Amendment No. 8 to Registrations Statements No. 2-62477 and No. 2-67216 on Form S-8;

      5.    Registration Statements No. 33-37929 and No. 33-47152 on Form S-8;

      6. Post-Effective Amendment No. 2 to Registration Statement No. 33-16507 on Form S-8 and Registration Statement No. 33-48381 on Form S-8;

      7. Post-Effective Amendment No. 1 to Registration Statement No. 33-29247 on Form S-8;

      8. Registration Statement No. 33-33076 (the Prospectus constituting a part thereof also apples to Registration Statements No. 33-29029 and 33-29030) on Form S-8;

      9. Amendment No. 1 to Registration Statement No. 33-33043 on Form S-8 and Registration Statement No. 33-51471 on Form S-8;

      10. Pre-Effective Amendment No. 1 to Registration Statement No. 33-29031 on Form S-3;

      11.   Registration Statement No. 33-35317  on  Form S-8;

      12.   Registration Statements No. 33-40859 and No. 33-48382 on Form S-8;

      13.   Registration Statement No. 33-47151 on Form S-8;

      14.   Registration Statements No. 33-62774 and No. 33-51015 on Form S-8;

      15. Post-Effective Amendment No. 2 Registration Statement No. 33-57812 on Form S-3;

      16. Post-Effective Amendment No. 1 to Registration Statement No. 33-50237 on Form S-3;
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   Page 2
      17. Registration Statement No. 33-53213 on Form S-8 and Post-Effective Amendment No. 1 to Registration Statement No. 33-57667 on Form S-8;

      18.   Registration Statement No. 33-61497 on Form S-8;

      19.   Amendment No. 1 to Registration Statement No. 33-61579 on Form S-3;
            and

      20. Pre-Effective Amendment No. 2 to Registration Statement No. 33-62585 on Form S-3.


PRICE WATERHOUSE LLP

ATLANTA, GEORGIA
MARCH 22, 1996

                                                                 EXHIBIT 23(D)

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference by our report dated April 20, 1995, with respect to the consolidated financial statements of KBLCOM Incorporated included in this Form 8-K of Time Warner Inc. dated March 22, 1996, in each of the following:

1. Post-Effective Amendment No. 2 to Registration Statements No. 33-11031 and No. 2-76753 on Form S-8;

2. Post-Effective Amendment No. 4 on Form S-3 to Registration Statement No. 2-75960 on Form S-16 and Post-Effective Amendment No. 1 on Form S-3 to Registration Statement No. 33-58262 on Form S-3;

3.    Registration Statements No. 33-20883 and No. 33-35945 on Form S-8:

4. Post-Effective Amendment No. 8 to Registration Statements No. 2-62477 and No. 2-67216 on Form S-8;

5.    Registration Statements No. 33-37929 and No. 33-47152 on Form S-8;

6. Post-Effective Amendment No. 2 to Registration Statement No. 33-16507 on Form S-8 and Registration Statement No. 33-48381 on Form S-8;

7. Post-Effective Amendment No. 1 to Registration Statement No. 33-29247 on Form S-8;

8. Registration Statement No. 33-33076 (the Prospectus constituting a part thereof also applies to Registration Statements No. 33-29029 and No. 33-29030) on Form S-8;

9. Amendment No. 1 to Registration Statement No. 33-33043 on Form S-8 and Registration Statement No. 33-51471 on Form S-8;

10. Pre-Effective Amendment No. 1 to Registration Statement No. 33-29031 on Form S-3;

11.   Registration Statement No. 33-35317 on Form S-8;

12.   Registration Statements No. 33-40859 and No. 33-48382 on Form S-8;

13.   Registration Statement No. 33-47151 on Form S-8;

14. Post-Effective Amendment No. 2 to Registration Statement No. 33-57812 on Form S-3;

15.   Registration Statements No. 33-62774 and No. 33-51015 on Form S-8;

16. Post-Effective Amendment No. 1 to Registration Statement No. 33-50237 on Form S-3;

17. Registration Statement No. 33-53213 on Form S-8 and Post-Effective Amendment No. 1 to Registration Statement No. 33-57667 on Form S-8;

18.   Registration Statement No. 33-61497 on Form S-8;
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   Page 2
19.   Amendment No. 1 to Registration Statement No. 33-61579 on Form S-3; and

20. Pre-Effective Amendment No. 2 to Registration Statement No. 33-62585 on Form S-3.


DELOITTE & TOUCHE LLP

HOUSTON, TEXAS
MARCH 22, 1996